EXHIBIT 99.1

     AGREEMENT, dated as of July 25, 1997, by and among Insituform Technologies, Inc., a Delaware corporation (the "Company"); Jerome Kalishman ("Mr. Kalishman"), Nancy F. Kalishman ("Mrs. Kalishman"), The Jerome and Nancy Kalishman Family Fund (the "Fund"), Robert W. Affholder ("Mr. Affholder"), and Xanadu Investments, L.P. ("Xanadu"; Mr. Kalishman, Mrs. Kalishman, the Fund, Mr. Affholder and Xanadu may be collectively referred to herein as the "Dissident Group"); Paul A. Biddelman (Mr. "Biddelman"); Stephen P. Cortinovis ("Mr. Cortinovis"); Anthony W. Hooper ("Mr. Hooper"); Silas Spengler ("Mr. Spengler"); Sheldon Weinig ("Mr. Weinig"); and Russell B. Wight, Jr. ("Mr. Wight"; the Company, Mr. Kalishman, Mrs. Kalishman, the Fund, Mr. Affholder, Xanadu, Mr. Biddelman, Mr. Cortinovis, Mr. Hooper, Mr. Spengler, Mr. Weinig and Mr. Wight may be collectively referred to herein as the "parties" and may be individually referred to herein as a "party").

          WHEREAS, the Company and the Dissident Group wish to end the pending proxy contest between them and to change the composition of the Board of Directors of the Company (the "Board of Directors"); and

          WHEREAS, in furtherance of the foregoing, and prior to the election of directors at the 1997 Annual Meeting (as defined below), the Company and the Dissident Group wish to eliminate the classification of the Board of Directors and the arrangements for electing "groups" of directors referred to in Section 7.3 of the Agreement and Plan of Merger dated as of May 23, 1995 among the Company, ITI Acquisition Corp., and Insituform Mid-America, Inc. (the "Merger Agreement");

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein the parties hereto agree as follows:

          Section 1. Director Resignations. Prior to or contemporaneously with the execution and delivery hereof by the parties hereto, the Company shall have received the irrevocable resignations of Steven Roth, Brian Chandler, James D. Krugman, William Gorham and Alvin J. Siteman from the Board of Directors, to be effective no later than the succession to office of the directors elected at the 1997 Annual Meeting (as hereinafter defined). Any appointment to the Board of Directors from the date hereof until the succession to office of the directors elected at the 1997 Annual Meeting shall be subject to such director's contemporaneous execution and delivery to the Company of his irrevocable resignation effective as aforesaid.

          Section 2.     Special Meeting of the Board of
Directors. As soon as possible after the date hereof, the President of the Company shall call a meeting of the Board of
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Directors (the "Special Board Meeting") at which the following items shall be submitted for approval:

               (a)  the amendment of Article SIXTH of the
     Company's Certificate of Incorporation to eliminate classification of the Board of Directors, and submission of the proposed amendment for approval to the holders (the "Stockholders") of the shares of class A common stock, par value $.01 per share ("Common Stock"), of the Company, at the Company's 1997 Annual Meeting of Stockholders to be held on August 21, 1997, or such later date as shall be determined by the Company solely in order to facilitate effectuation of the provisions of Section 2(f) hereof (the "1997 Annual Meeting"), such amendment to be subject to and effective upon completion of all Required Actions (as hereinafter defined), other than any Required Action described under this paragraph (a) (for purposes hereof, "Required Actions" shall mean, collectively: (w) the approval by the Stockholders at the 1997 Annual Meeting of the matters described in Sections 2(a), 2(c) and, if required, 2(b) hereof; (x) the election at the 1997 Annual Meeting, subject to the completion of all Required Actions, of the New Directors (as hereinafter defined);
     (y) the approval by the Board of Directors at the Special Board Meeting of the matters described in Sections 2(a),
     (c), (d), (e) and (g) hereof; and (z) compliance with
     Section 4(b) hereof);

               (b) the amendment of Article III, Section 2 of the Company's By-Laws to reduce the size of the Board of Directors from thirteen directors to eight directors, provided that the size of the Board of Directors shall increase automatically to nine directors upon the election or appointment of the Additional Nominee (as hereinafter defined) to the Board of Directors and, if such amendment is not approved by at least 80% of the members of the Board of Directors, submission of the proposed amendment of the Company's By-Laws for approval by Stockholders holding a majority of the shares of Common Stock at the 1997 Annual Meeting, such amendment to be subject to and effective upon completion of all Required Actions, other than any Required Action described under this paragraph
     (b);

               (c)  the cancellation of the arrangements set
     forth in Section 7.3 of the Merger Agreement, and the
     amendment of Article SIXTH of the Company's Certificate of
     Incorporation to provide that, subsequent to the
     succession to office following the 1997 Annual Meeting of
     the New Directors, vacancies in the Board of Directors
     will be filled as set forth in this Agreement, such
     cancellation and amendment to be subject to and effective
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     upon completion of all Required Actions, other than any
     Required Action described under this paragraph (c);

               (d)  the amendment of Article III of the
     Company's By-Laws to add a new Section 14 to be entitled "NOTICE AND APPROVAL OF CERTAIN ACTIONS," which would provide that, notwithstanding any other provision of the Company's By-Laws (and except for the implementation of Sections 2(a), (b), (c) and (e) and Section 6 hereof):
     (i) in the event that any director proposes to bring before any regular or special meeting of the Company's Board of Directors any proposal relating to any amendment of the Company's Certificate of Incorporation or By-Laws or this Agreement, or any change in the structure, composition (other than such director's resignation) or governance of the Board of Directors (any such action shall be referred to herein as a "Special Action"), such director must provide written notice thereof (including a reasonably detailed description of such proposal) to each member of the Board of Directors at least seven days prior to the date of the directors' meeting at which the Special Action is to be proposed; and (ii) the taking of any Special Action by the Board of Directors must be approved by a majority of all directors then serving; provided, however, that no Special Action which would have any effect prior to the 1999 Annual Meeting (as hereinafter defined) may be taken if such Special Action would conflict with, have the effect of modifying or otherwise frustrating any provision of this Agreement, including, without limitation, any amendment to Article SIXTH of the Company's Certificate of Incorporation or Article III
     Section 2 of the Company's By-Laws, as such provisions will be in effect pursuant to this Agreement following the 1997 Annual Meeting;

               (e) the amendment of Article IV Section 4B of the Company's By-Laws to provide that, notwithstanding any other provision of the Company's By-Laws, the Vice
     Chairman of the Board, acting in any capacity, shall not have the power to call any special meeting of Stockholders;

               (f)  (i) the approval at the 1997 Annual Meeting
     of new nominees for election to the Board of Directors
     (the "New Nominees"), which New Nominees will consist of
     Mr. Affholder, Mr. Biddelman, Mr. Cortinovis, Mr. Hooper,
     Mr. Kalishman, Mr. Spengler, Mr. Wight and Mr. Weinig,
     each of whom will serve for an initial term of one year
     and until such time as his successor has been duly elected and qualified, and the submission of such nominees at the
     1997 Annual Meeting with the recommendation of the Board
     of Directors for election as directors by the
     Stockholders, such election and succession to office to be
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     subject to and effective upon the completion of all
     Required Actions;

               provided, however, that in the event that any of the New Nominees is unable at the 1997 Annual Meeting to stand for election for any reason, his replacement shall be designated as follows: (i) Mr. Kalishman shall have the right to designate a replacement for Mr. Affholder and Mr. Affholder shall have the right to designate a replacement for Mr. Kalishman,
          (ii) Mr. Wight shall have the right to designate a replacement for Mr. Weinig and Mr. Weinig shall have the right to designate a replacement for Mr. Wight,
          (iii) Mr. Biddelman shall have the right to designate a replacement for Mr. Spengler and Mr. Spengler shall have the right to designate a replacement for Mr. Biddelman, (iv) the Committee (as hereinafter defined) shall have the right to designate a replacement for Mr. Cortinovis (except that in the event that the Committee does not select a replacement for Mr. Cortinovis within ten business days after notice that he is unable to stand for election, his replacement shall be selected by the Independent Nominator (as hereinafter defined), who shall be instructed to select a designee who meets the criteria set forth in clauses (i) and (ii) of
          Section 6 of this Agreement) and (v) the Board of Directors of the Company shall have the right to designate a replacement for Mr. Hooper; and

               provided, further, that Mr. Wight (or in the
          event of his death, incompetence or resignation from the Board of Directors, Mr. Weinig, the latter with full powers to designate his successor from the then members of the Board in the event of his death, incompetence or resignation from the Board of Directors) shall also have the right to select one additional nominee (the "Additional Nominee"), subject to the approval of Mr. Kalishman (or in the event of his death, incompetence or resignation from the Board of Directors, Mr. Affholder, the latter with full powers to designate his successor from the then members of the Board in the event of his death, incompetence or resignation from the Board of Directors); except that (1) such approval may not be "unreasonably withheld" and (2) if such approval is withheld, the grounds therefore must be stated in writing by Mr. Kalishman in reasonable detail (an approval under this Section 2(f) shall be deemed to be "unreasonably withheld" if (1) it is delayed or delivered more than five business days after Mr. Kalishman is notified of the proposed Additional Nominee and receives biographical information
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          regarding the proposed Additional Nominee or (2) such
          approval is withheld for any reason other than the proposed Additional Nominee (x) demonstrably having a material financial or a close personal or familial relationship with another director or affiliate of a director, (y) not being qualified to serve as a director or (z) having refused to execute a counterpart of this Agreement as contemplated by
          Section 9(m) hereof), and if Mr. Wight deems that Mr. Kalishman's approval of any proposed Additional Nominee has been unreasonably withheld upon the grounds referred to in clause (y) immediately preceding, the matter shall forthwith be referred to arbitration by the Independent Nominator (as hereinafter defined) whose decision as to whether the proposed Additional Nominee is qualified to serve as a director as aforesaid shall be dispositive and binding; and

          (ii) If such Additional Nominee has been approved, or such approval has been unreasonably withheld, as provided in Section 2(f)(i) hereof (and, if approval has been
     withheld upon the grounds referred to in clause (y) immediately preceding, such approval has been determined by the Independent Nominator to have been unreasonably withheld) prior to the date of the 1997 Annual Meeting, the Additional Nominee shall be recommended by the Company for election at the 1997 Annual Meeting, and the 1997
     Annual Meeting may be adjourned by the Company, if
     necessary, for a reasonable period to prepare revised
     proxy materials which would include information with
     respect to the Additional Nominee (the persons to be
     presented to the Stockholders at the 1997 Annual Meeting
     in accordance with this Section 2(f) shall be collectively referred to herein as the "New Directors"). If the
     Additional Nominee has not been presented to the
     Stockholders for election as a director at the 1997 Annual Meeting, Mr. Wight shall have the right thereafter to select the Additional Nominee during a period ending two months after the date hereof and (x) if such selection is approved, or such approval is unreasonably withheld, as provided in Section 2(f)(i) hereof (and, if approval is withheld upon the grounds referred to in clause (y) of
     Section 2(f)(i) hereof, such approval has been determined
     by the Independent Nominator to have been unreasonably withheld), the Additional Nominee shall be appointed to the Board of Directors promptly thereafter and shall thereafter be deemed a New Director and (y) if such selection (or any selection pursuant to this clause (y))
     is not approved as aforesaid, Mr. Wight shall be entitled
     to an additional period expiring two months after the date on which such non-approval has been finally determined to select another proposed Additional Nominee in accordance
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     with this Section 2(f); provided, however, that in the
     event Mr. Wight fails to select a proposed Additional
     Nominee within two months after the date hereof or, if applicable, within any extension of such period: (1) the Additional Nominee shall be selected by the Committee (as hereinafter defined) from a list of three candidates provided by the Independent Nominator (as defined below) each of whom (i) shall have appropriate qualifications to serve on the Company's Board of Directors and (ii) to whom none of the criteria set forth in clauses (x)-(y) of the last parenthetical phrase of Section 2(f)(i) hereof would apply; (2) in the event that both members of the Committee are unable to select a nominee from the list provided by the Independent Nominator within ten business days after receipt of such list, the members of the Committee shall each eliminate one candidate from the list; and (3) the remaining candidate shall then become the Additional
     Nominee (and if any Additional Nominee is determined in accordance with the foregoing provisions of this Section
     2(f) and is subsequently unable to serve, a substitute Additional Nominee shall be determined pursuant to such provisions); and

               (g)  the amendment of the Agreement dated
     October 25, 1995, as previously amended November 18, 1996, between the Company and Mr. Kalishman ("the Vice
     Chairmanship Agreement") as follows:

          (i) the reference under Section IIA of the Vice Chairmanship Agreement to "December 9, 1998" shall be extended for an additional year to read "December 9, 1999" (such extension of the Term, as defined under the Vice Chairmanship Agreement, shall be referred to herein as the "Extension Period");

          (ii) no compensation pursuant to Section IIIA of the Vice Chairmanship Agreement shall be paid to Mr. Kalishman during the Extension Period; and

          (iii) all other terms of the Vice Chairmanship Agreement shall continue to apply during the Extension Period, including, but not limited to, the continued provision to Mr. Kalishman of (x) office arrangements and secretarial services at the Company's head offices which are equivalent to those presently being provided to him under Section IIIB of the Vice Chairmanship Agreement and
     (y) health benefits and the use of an automobile as provided in such Section IIIB;

; and, subject to the applicable approvals thereof hereinabove set forth, the parties hereby agree to the implementation of the foregoing provisions. Mr. Kalishman and Mr. Affholder shall have the right to review the forms of the proposed amendments to the Company's Certificate of Incorporation and By-Laws described in Sections 2(a) - (e) hereof, and to the Vice Chairmanship Agreement described in Section 2(g) hereof, prior to the submission of such amendments for approval by the Board of Directors of the Company and the Company shall give due consideration to any modifications to such proposed forms reasonably requested by Mr. Kalishman and Mr. Affholder.

          Section 3. Revised Proxy Materials. The Company agrees that, as promptly as practicable after the date of the Special Board Meeting, it shall prepare and file with the Securities and Exchange Commission (the "SEC") revised proxy materials pursuant to which the Board of Directors will:
(a) propose and recommend for approval of the Stockholders the amendments to the Company's Certificate of Incorporation described in Sections 2(a) and (c) hereof, and, if required to be submitted to them hereunder, the amendment to the Company's By-Laws described in Section 2(b) hereof, and (b) nominate and recommend the New Directors for election to the Board of Directors, such election, and their succession to office, to be subject to and effective upon the completion of the Required Actions as provided herein. Each party hereto will cooperate with and assist the Company in the preparation of the revised proxy materials described in this Section 3. The Company agrees that Mr. Kalishman and Mr. Affholder shall have the right to review and reasonably approve the revised proxy materials prior to the initial filing thereof with the SEC.
The Company shall have the right to postpone the 1997 Annual Meeting for such reasonable period of time as may be necessary to permit clearance of revised proxy materials with the SEC and/or to permit adequate opportunity for the timely mailing of such revised proxy materials to the Stockholders.

          Section 4.     1997 Annual Meeting of Stockholders.
(a) Each party to this Agreement (other than the Company) (i) shall cause all shares of Common Stock beneficially owned (within the meaning of Regulation 13D and Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act")) by such party to be voted at the 1997 Annual Meeting in favor of (x) the amendments to the Company's Certificate of Incorporation described in Section 2(a) and (c) hereof and, if required to be submitted to the Stockholders hereunder, the amendment to Company's By-Laws described in Section 2(b) of this Agreement, and (y) the election as aforesaid of the New Directors to the Board of Directors and (ii) shall not bring any business before the 1997 Annual Meeting except as expressly contemplated hereby.

          (b)  If all Required Actions have been completed
(other than the Required Action referred to in this Section
4(b)), as promptly as practicable thereafter the Company shall duly file with the Secretary of State of Delaware a Certificate of Amendment to its Certificate of Incorporation setting forth the amendments that are referred to in Sections 2(a) and 2(c) hereof.

          Section 5. Termination of Proxy Contest. The members of the Dissident Group (a) shall immediately terminate all activities with respect to their solicitation of proxies in connection with the 1997 Annual Meeting or any adjournment thereof, (b) shall not, directly or indirectly solicit any proxies or participate in any "solicitation" of any "proxy" (as such terms are defined in Rule 14a-1 under the Exchange Act) with respect to matters to be presented at the 1997 Annual Meeting and shall not become a "participant" (as such term is used in Rule 14a-11 under the Exchange Act) in any election contest relating to the 1997 Annual Meeting, (c) shall promptly terminate all agreements and understandings supporting Mr. Affholder's inclusion in, and shall promptly remove Mr. Affholder from, the "group" referred to in the amendment to the
Schedule 13D dated as of June 11, 1997 filed by members of the Dissident Group (the "Dissident 13D Group"; the Dissident Group after compliance with this clause (c) being referred to as the "Kalishman Group"), (d) shall promptly file an amendment to such Schedule 13D, and to any and all other statements filed by any member of the Dissident 13D Group pursuant to Section 13(d) of the Exchange Act, to reflect the termination of the proxy contest and the other provisions of this Agreement (including eliminating references to any plan or proposal referred to in paragraph (d) of Item 4 of Schedule 13D under the Exchange
Act), and (e) shall not take any other actions inconsistent with the matters contemplated hereby. The Company shall bear the reasonable out-of-pocket costs and expenses, not to exceed $150,000, of the Dissident 13D Group incurred in connection with their activities prior to the date hereof with respect to their solicitation of proxies in connection with the 1997 Annual Meeting, which the members thereof currently estimate at $125,000. Such amounts shall be paid by the Company within five business days after receipt of appropriate evidence of such costs and expenses.

          Section 6.     Election of Directors After 1997
Annual Meeting. If during the period commencing with the succession to office of the New Directors following the 1997
Annual Meeting and ending immediately prior to the Company's
1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") at which directors are elected, any director then in office resigns or is unable to serve for any reason, such vacancy shall be filled only with a designee chosen by both members of a Nominating Committee of the Board of Directors (the
"Committee") consisting of Mr. Wight (or, in the event of his death, incompetence or resignation from the Board of Directors, Mr. Weinig, the latter with full power to designate his successor in the event of his death, incompetence or resignation from the Board of Directors) and Mr. Kalishman (or, in the event of his death, incompetence or resignation from the

Board of Directors, Mr. Affholder, the latter with full power to designate his successor in the event of his death, incompetence or resignation from the Board of Directors), subject to the confirmation of the Board of Directors that such person possesses no characteristics that would disqualify him under applicable law from serving as a director, and thereafter the Company shall nominate and recommend such designee for election to the Board of Directors; provided, however, that in the event that Mr. Wight and Mr. Kalishman (or their respective successors, if applicable) are unable to agree upon a designee to fill a vacancy on the Board of Directors within 30 days after such vacancy has been created, the matter shall be referred to Directorship, 8 Sound Shore Drive, Greenwich, Connecticut 06830 (the "Independent Nominator"), who shall be instructed to provide the Nominating Committee with a list of three candidates (i) who have appropriate qualifications to serve on the Company's Board of Directors and (ii) to whom none of the criteria set forth in clauses (x) - (y) of the last parenthetical phrase of Section 2(f)(i) hereof would apply. In the event that both members of the Committee are unable to select a designee from the list provided by the Independent Nominator within five business days after receipt of such list, the members of the Committee shall each eliminate one candidate from the list and the remaining candidate shall then become the designee. The fees, if any, of the Independent Nominator shall be paid by the Company. At the Company's 1998 Annual Meeting of Stockholders (the "1998 Annual Meeting"), the Company will nominate and recommend for election as directors of the Company the New Directors then in office and any director chosen pursuant to the foregoing provisions of this Section 6 (such persons nominated by the Company shall be referred to herein as the "Company Nominees") and during the period commencing with the succession to office of the New Directors following the 1997 Annual Meeting and ending with the 1999 Annual Meeting, the Company will not nominate or recommend for election as a director any person who is not a Company Nominee.

          Section 7.     No Proxy Contests or Other Stockholder
Actions. During the period commencing on the date hereof and ending immediately prior to the 1999 Annual Meeting, each party to this Agreement (other than the Company):

          (a) shall cause all shares of capital stock of the Company which have the right to vote generally in the election of directors, including, without limitation,
     shares of Common Stock (collectively, "Voting Stock"),
     that are beneficially owned (within the meaning of
     Regulation 13D and Rules 13d-3 and 13d-5 under the
     Exchange Act) by such party (i) to be present, in person
     or by proxy, at all meetings of Stockholders so that all
     such shares may be counted for the purpose of determining
     if a quorum is present at such meetings, (ii) to be voted
     as provided in Section 4 and in favor of the election of
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     the Company Nominees to the Board of Directors at the 1998
     Annual Meeting, and (iii) to be voted in favor of persons nominated and recommended by the Company in any other election of directors;

          (b) shall not directly or indirectly (except through the Company pursuant to due authorization) solicit any proxies or consents with respect to Voting Stock or in any way participate in any "solicitation" of any "proxy" with respect to shares of Voting Stock (as such terms are defined in Rule 14a-1 under the Exchange Act) or become a "participant" in any election contest with respect to the Company (as such term is used in Rule 14a-11 under the Exchange Act) or request or induce or attempt to induce any other person to take any such actions or attempt to advise, counsel or otherwise influence in any way any person with respect to the voting of Voting Stock; provided however that this Section 6(b) shall not apply to actions taken in advance of the 1999 Annual Meeting with respect to actions to be taken at the 1999 Annual Meeting, including, without limitation, the election of directors;

          (c)  shall not (i) form, join or otherwise
     participate in any "group" (within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 thereunder) with respect to any Voting Stock (a "13D Group"), (ii) otherwise act in concert with any other person for the purpose of holding or voting Voting Stock, or (iii) file any amendment to any Schedule 13D that relates to a plan or proposal referred to in paragraphs (d) or (g) of Item 4 of Schedule 13D or that contains any statement that is in any way inconsistent with the provisions of the Agreement; provided that this clause (c) shall not apply to any arrangements that are reflected in the Company's proxy statement dated June 6, 1997, without reference to any supplement or amendment thereto (the "1997 Proxy Statement") or to any 13D Group formed for the purposes of conducting a solicitation or otherwise taking action with respect to actions to be taken at the 1999 Annual Meeting, including, without limitation, the election of directors, and clause (i) (with respect to participation) and clause
     (ii) of this paragraph (c) shall not apply to the Kalishman Group;

          (d) shall not deposit any Voting Stock in a voting trust or subject any Voting Stock to any arrangement or agreement with respect to the voting of such Voting Stock or other agreement having similar effect, except that this clause (d) shall not apply to any arrangements that are reflected in the 1997 Proxy Statement;

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          (e)  except as expressly contemplated hereby, shall
     not make any proposal (including any proposal pursuant to Rule 14a-8 under the Exchange Act) or bring any business before any meeting of Stockholders and, other than actions proposed or taken at any meeting of the Board of Directors, shall not take or seek to take any action in the name or on behalf of the Company except pursuant to the performance of any responsibilities attendant to any office in the Company held by such party or pursuant to a resolution adopted by the Board of Directors;

          (f) shall not call, request the call, or seek to call, any special meeting of Stockholders; and

          (g)  shall not enter into any discussions,
     negotiations, arrangements or understandings with any other person with respect to any of the foregoing matters referred to in this Section 7;

provided, however, that clauses (b), (c) and (d) and (insofar as it relates to clauses (b), (c) or (d), clause (g) of this
Section 7), shall not prevent any party hereto from taking any of the actions referred to in such clauses to the extent (but solely to the extent) that such actions are taken in response to any "Extraordinary Proposal" (as hereinafter defined) that is set forth in any preliminary or definitive proxy statement filed by the Company with the SEC; and provided further that, notwithstanding the first three lines of this Section 7, if any directors other than the Company Nominees are elected at the 1998 Annual Meeting as the result, directly or indirectly, of a breach of this Agreement or any failure to vote in favor of matters specified herein, by any party or parties hereto, the obligations of such breaching or non-voting party or parties, and its affiliates (as defined in Rule 12b-2 under the Exchange
Act), under this Section 7 shall not terminate at the time specified above but shall terminate on December 31, 1999. For purposes hereof, an "Extraordinary Proposal" shall mean any proposal of the Company other than a proposal regarding any of the matters referred to in clauses (1) - (4) of Rule 14a-6(a) under the Exchange Act, as in effect on the date of this Agreement, and other than the matters to be voted upon pursuant to Section 4 hereof.

          Section 8. Termination of the Agreement. In the event that either (i) the Stockholders fail to approve the amendments to the Company's Certificate of Incorporation described in Section 2(a) and (c) hereof and, if required to be submitted to them hereunder, the amendment to Company's By-Laws described in Section 2(b) hereof, at the 1997 Annual Meeting, or (ii) the Board of Directors fails to approve the amendments to the Company's Certificate of Incorporation described in Sections 2 (a) and (c) hereof or the amendments to the Company's By-Laws as described in Section 2(d) and (e) hereof or fails to approve the New Nominees or the Additional Nominee as contemplated hereunder or fails to approve the matter described in Section 2(g) hereof, this Agreement, and all obligations of the parties hereunder, shall automatically terminate and the 1997 Annual Meeting shall be adjourned or postponed and reconvened on or rescheduled to October 21, 1997; provided that, if any such non-approval by the Stockholders or the Board of Directors is the result directly or indirectly of a breach of this Agreement, or any failure to vote in favor in the specified matters, by any party or parties hereto, the obligations of such breaching or non-voting party or parties, and its affiliates (defined as aforesaid), hereunder shall not terminate as provided above in this Section 8 but shall terminate on December 31, 1999, and the 1997 Annual Meeting shall be adjourned and reconvened on such date as shall be determined by the Board of Directors.

          Section 9.     Miscellaneous.

          (a) All notices, requests or instruction hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid or by telecopy
(or like transmission), as follows:

               (1)  if to the Company:

                    702 Spirit 40 Park Drive
                    Chesterfield, MO  63005
                    Attention:  Vice President - General
                                Counsel
                    Fax:  (314) 530-8701

                    with a copy to:

                    Howard Kailes, Esq.
                    Krugman Chapnick & Grimshaw LLP
                    Park 80 West - Plaza Two
                    Saddle Brook, New Jersey  07663
                    Fax:  (201) 845-9627

               (2)  if to any other party hereto, at its
                    address set forth in the records of the
                    Company.


Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices and other communications given to any party hereto in accordance with the provisions hereof shall be deemed to have been given on the date of receipt, provided that any notice or other communication that is received other than during regular business hours of the recipient shall be deemed to have been given at the opening of business on the next business day of the recipient.

          (b) This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and, subject to and effective upon completion of all Required Actions, supersedes and amends all prior understandings, arrangements and agreements with respect to the subject matter hereof, including, without limitation,
Section 7.3 of the Merger Agreement and Section 7.3 of the Agreement dated as of July 3, 1992, among the Company, INA Acquisition Corp. and Insituform Group Limited. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced. The parties hereto may, by written agreement, make any modification or amendment of this Agreement, but no such modification or amendment will be effective unless signed by all of the parties hereto. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

          (c) Each of the parties hereto shall use such party's reasonable best efforts to take such actions as may be necessary or reasonably requested by the other parties hereto to carry out and consummate the transactions contemplated by this Agreement. No party to this Agreement shall directly or indirectly (i) challenge the validity or enforceability of any provision of this Agreement or the matters contemplated hereby or (ii) commence any lawsuit or other legal proceeding, or take any other action, that seeks to frustrate the performance of this Agreement in accordance with its terms.

          (d)  This Agreement shall be governed by and
construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.

          (e) Each of the parties hereto recognizes that any breach of the terms of this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that, in addition to other remedies, any nonbreaching party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce the terms and provisions of this Agreement by a decree of specific performance in any action instituted in any court of the United States or any state hereof having jurisdiction without the necessity of proving the inadequacy as a remedy of money damages.

          (f) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives and permitted assigns, but neither this

Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties and any such attempted assignment without consent shall be void.

          (g) This Agreement is not intended, and shall not be construed, to confer any rights or remedies hereunder upon any party other than the parties hereto and those parties designated as directors pursuant to Section 2(f) or Section 6, which parties shall be entitled to enforce their rights under such provisions to which they are entitled to benefits.

          (h) Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or any such terms in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

          (i) The Company shall bear the reasonable expenses of each party hereto in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

          (j) Each party hereto agrees that, prior to the 1997 Annual Meeting, the Board of Directors shall not take any action (i) with respect to the grant of any stock options or other compensation to any director, (ii) that would conflict with or frustrate any provision of this Agreement or (iii) with respect to the approval of any merger or business combination involving a change of control of the Company or any sale of all or substantially all of the assets of the Company; provided, however that nothing set forth in this Section 9(j) shall prohibit the Board of Directors from considering prior to the 1997 Annual Meeting any unsolicited bid involving any merger or sale of all or substantially all of the assets of the Company that is not known to any of the parties as of the date hereof.

          (k) Mr. Kalishman and Mr. Affholder on the one hand, and the Company, on the other hand hereby agree to release one another from any and all liabilities, claims and obligations of any kind arising directly or indirectly from their respective activities in connection with the pending proxy contest between the Company and the Dissident Group, the preparation for the 1997 Annual Meeting and the solicitation of proxies therefor, in each case prior to the date hereof.

          (l) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          (m) On or prior to the date on which the Additional Nominee is selected in accordance with Section 2(f) hereof, the Additional Nominee shall execute a counterpart of this Agreement, to be held in escrow and either (i) released therefrom upon approval of the Additional Nominee in accordance with Section 2(f) hereof or (ii) canceled in the event such approval is not promptly obtained.

          (n) Each party hereto (other than the Company) is signing this Agreement in his capacity as a Stockholder and not in his capacity as a director or officer (except on behalf of the Company), it being understood that this Agreement is not intended to limit or abridge the fiduciary responsibility of the directors of the Company.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                         INSITUFORM TECHNOLOGIES, INC.



                         By: /s/ Anthony W. Hooper
                            ---------------------------
                            Title:  President and Chief
                                    Executive Officer


                         /s/ Russell B. Wight, Jr.
                         ------------------------------
                         Russell B. Wight, Jr.


                         /s/ Paul A. Biddelman
                         ------------------------------
                         Paul A. Biddelman


                         /s/ Sheldon Weinig
                         ------------------------------
                         Sheldon Weinig


                         /s/ Silas Spengler
                         ------------------------------
                         Silas Spengler


                         /s/ Anthony W. Hooper
                         ------------------------------
                         Anthony W. Hooper

                         XANADU INVESTMENTS, L.P.

                         By:  The Jerome Kalishman Revocable
                              Trust


                         By:  /s/ Jerome Kalishman
                            ---------------------------
                              Trustee


                         By:  The Nancy F. Kalishman Revocable
                              Trust


                         By:  /s/ Nancy F. Kalishman
                            ---------------------------
                              Trustee


                         /s/ Jerome Kalishman
                         ------------------------------
                         Jerome Kalishman


                         /s/ Nancy F. Kalishman
                         ------------------------------
                         Nancy F. Kalishman


                         The Jerome and Nancy Kalishman
                         Family Fund


                         By:  /s/ Jerome Kalishman
                            ---------------------------
                            Jerome Kalishman, Trustee


                         /s/ Robert W. Affholder
                         ------------------------------
                         Robert W. Affholder


                         /s/ Stephen P. Cortinovis
                         ------------------------------
                         Stephen P. Cortinovis